PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED MARCH 14, 2011

TO THE PROSPECTUS DATED MARCH 1, 2011

This Supplement updates certain information contained in the above-dated Prospectus for Global X Funds (“Trust”) regarding Global X FTSE Colombia 20 ETF (“Fund”), a series of the Trust.

Effective March 14, 2011, Global X Management Company LLC, the investment adviser to the Fund (“Adviser”), entered into a voluntary Expense Limitation Agreement with the Fund to assure that the Fund’s total operating expenses (exclusive of taxes and governmental fees, brokerage fees, commissions, and other transaction expenses, dividend expenses, borrowing costs, and extraordinary expenses) will not exceed 0.78% of the Fund’s average daily net assets per year until at least April 1, 2012 and is annually renewable thereafter.

The “Annual Fund Operating Expenses” table as well as the “Example” table that appear in the section titled “Fees and Expenses” on page 6 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:1	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody Fees):2	0.13%
Total Annual Fund Operating Expenses:	0.81%
Expense Reimbursement and/or Fee Waiver:	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:	0.78%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  This example does not take into account customary brokerage fees and commissions that you pay when purchasing or selling Shares of the Fund in the secondary market.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 80	$ 249	$ 433	$ 966

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1           Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse or waive fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes and governmental fees, brokerage fees, commissions, and other transaction expenses, dividend expenses, borrowing costs, and extraordinary expenses) will not exceed 0.78% of the Fund’s average daily net assets per year until at least April 1, 2012.  Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees it reimbursed or waived and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.78% during the year in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser.

2           The expense information has been restated to reflect current fees.